International Emerging Markets Fund

	Institutional	Class R-1	Class R-2	Class R-3	Class R-4	Class R-5
Ticker Symbol(s)	PIEIX	PIXEX	PEASX	PEAPX	PESSX	PEPSX

Principal Funds, Inc. Summary Prospectus March 1, 2014 as amended November 12, 2014
Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund online at www.principalfunds.com/prospectuses. You can also get this information at no cost by calling 1-800-222-5852 or by sending an email request to prospectus@principalfunds.com.
This Summary Prospectus incorporates by reference the Statutory Prospectus for Classes R-1, R-2, R-3, R-4, R-5, Institutional shares dated March 1, 2014 as supplemented on March 7, 2014, March 14, 2014, April 28, 2014, June 3, 2014, June 16, 2014, July 15, 2014, August 18, 2014, October 1, 2014, and November 12, 2014, and the Statement of Additional Information dated March 1, 2014, as amended and restated on June 3, 2014, and September 3, 2014, as supplemented on September 12, 2014, October 1, 2014, October 21, 2014, and November 12, 2014 (which may be obtained in the same manner as the Prospectus).

Objective:	The Fund seeks long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment):    None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Class R-1	Class R-2	Class R-3	Class R-4	Class R-5
Management Fees	1.18%	1.18%	1.18%	1.18%	1.18%	1.18%
Distribution and/or Service (12b-1) Fees	N/A	0.35%	0.30%	0.25%	0.10%	N/A
Other Expenses	0.06%	0.58%	0.50%	0.37%	0.33%	0.31%
Total Annual Fund Operating Expenses	1.24%	2.11%	1.98%	1.80%	1.61%	1.49%

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Institutional Class	$126	$393	$681	$1,500
Class R-1	214	661	1,134	2,441
Class R-2	201	621	1,068	2,306
Class R-3	183	566	975	2,116
Class R-4	164	508	876	1,911
Class R-5	152	471	813	1,779
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 117.2% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of emerging market companies at the time of each purchase. Emerging market companies are:

•	companies with their principal place of business or principal office in emerging market countries or

•	companies whose principal securities trading market is an emerging market country.
Here, "emerging market country" means any country which is considered to be an emerging country by the international financial community (including the MSCI Emerging Markets Index or Barclays Emerging Markets USD Aggregate Bond). These countries generally include every nation in the world except the United States, Canada, Japan, Australia, and New Zealand, and most nations located in Western Europe. The Fund invests in equity securities of small, medium, and large market capitalization companies. The Fund actively trades portfolio securities.
Principal Risks
The Fund may be an appropriate investment for investors seeking long-term growth of capital in securities of emerging market countries who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international equity securities which trade in non-U.S. currencies.
The value of your investment in the Fund changes with the value of the Fund's investments. Many factors affect that value, and it is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund, in alphabetical order, are:
Active Trading Risk. A fund that has a portfolio turnover rate over 100% is considered actively traded. Actively trading portfolio securities may accelerate realization of taxable gains and losses, lower fund performance and may result in high portfolio turnover rates and increased brokerage costs.

Currency Risk. Risks of investing in securities denominated in, or that trade in, foreign (non-U.S.) currencies include changes in foreign exchange rates and foreign exchange restrictions.
Emerging Market Risk. Investments in emerging market countries may have more risk than those in developed market countries because the emerging markets are less developed and more illiquid. Emerging market countries can also be subject to increased social, economic, regulatory, and political uncertainties and can be extremely volatile.
Equity Securities Risk. The value of equity securities could decline if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s), such as large cap, mid cap or small cap stocks, or growth or value stocks, may underperform other market segments or the equity markets as a whole. Investments in smaller companies and mid-size companies may involve greater risk and price volatility than investments in larger, more mature companies.
Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).
Risk of Being an Underlying Fund. A fund is subject to the risk of being an underlying fund to the extent that a fund of funds invests in the fund. An underlying fund of a fund of funds may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.
Performance
The following information provides an indication of the risks of investing in the Fund. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information online at www.principal.com or by calling 1-800-222-5852.
The bar chart shows the investment returns of the Fund’s Institutional Class shares for each full calendar year of operations for 10 years (or, if shorter, the life of the Fund). The table shows, for each share class of the Fund and for the last one, five, and ten calendar year periods (or, if shorter, the life of the Fund), how the Fund’s average annual total returns compare to the returns of one or more broad-based market indices.

•	The R-3 Class shares were first sold on December 6, 2000.

•	The R-1 Class shares were first sold on November 1, 2004.

•
For periods prior to the date on which the R-1 Class began operations, its performance is based on the performance of the Fund’s R-3 Class shares adjusted to reflect the fees and expenses of the R-1 Class.

•	These adjustments result in performance (for the periods prior to the date the R-1 Class shares began operations) that is no higher than the historical performance of the R-3 Class shares.

Total Returns as of December 31 each year (Institutional Class shares)

Highest return for a quarter during the period of the bar chart above:	Q2 '09	29.13%
Lowest return for a quarter during the period of the bar chart above:	Q3 '08	-29.07%

Average Annual Total Returns
For the periods ended December 31, 2013	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	-4.60%	13.68%	11.16%
Institutional Class Return After Taxes on Distributions	-4.57%	13.76%	10.07%
Institutional Class Return After Taxes on Distribution and Sale of Fund Shares	-2.23%	11.37%	9.28%
Class R-1 Return Before Taxes	-5.42%	12.70%	10.19%
Class R-2 Return Before Taxes	-5.32%	12.85%	10.34%
Class R-3 Return Before Taxes	-5.14%	13.06%	10.54%
Class R-4 Return Before Taxes	-4.97%	13.26%	10.76%
Class R-5 Return Before Taxes	-4.83%	13.40%	10.88%
MSCI Emerging Markets NDTR D Index (reflects no deduction for fees, expenses, or taxes)	-2.60%	14.79%	11.17%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Institutional Class shares only and would be different for Class R-1, R-2, R-3, R-4 and R-5 shares.
Management
Investment Advisor:    Principal Management Corporation
Sub-Advisor(s) and Portfolio Manager(s):
Principal Global Investors, LLC

•	Mihail Dobrinov (since 2007), Portfolio Manager

•	Alan Wang (since 2014), Portfolio Manager

•	Mohammed Zaidi (since 2012), Portfolio Manager

Purchase and Sale of Fund Shares
There are no minimum initial or subsequent investment requirements for an eligible purchaser. You may purchase or redeem shares on any business day (normally any day when the New York Stock Exchange is open for regular trading) through your plan or intermediary; by sending a written request to Principal Funds at P.O. Box 8024, Boston, MA 02266-8024 (regular mail) or 30 Dan Road, Canton, MA 02021-2809 (overnight mail); calling us at 1-800-222-5852; or accessing our website (www.principalfunds.com).
Tax Information
The Fund’s distributions you receive are generally subject to federal income tax as ordinary income or capital gain and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-deferred in which case your distributions would be taxed when withdrawn from the tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, or to recommend one share class of the Fund over another share class. Ask your salesperson or visit your financial intermediary's website for more information.